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                                                                 EXHIBIT 10.41C

                      THE CIT GROUP/ BUSINESS CREDIT, INC.
                       300 South Grand Avenue, Third Floor
                          Los Angeles, California 90071


                                   Dated as of
                                October 22, 2002


SIMULA, INC. AND SUBSIDIARIES
2700 North Central Avenue, Suite 1000
Phoenix, Arizona  85004

Re:   Amendment Number Seven to Financing Agreement


Ladies and Gentlemen:

Reference is made to the Financing Agreement between The CIT Group/Business Credit, Inc. as lender thereunder ("CITBC"), and Simula, Inc. and its subsidiaries, as borrowers thereunder (collectively, the "Companies"), dated as of December 31, 1999, as the same may be amended from time to time (the "Financing Agreement"). Initially capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Financing Agreement.

The Companies have requested to modify and amend certain provisions of the Financing Agreement and CITBC has agreed to do so subject to the terms hereof.

Therefore, pursuant to mutual agreement, it is hereby agreed as follows:

I. AMENDMENT TO DEFINITION OF REVENUE IN EXCESS OF BILLING LOAN CAP. Upon the satisfaction of the conditions set forth herein, the definition of Revenue in Excess of Billing Loan Cap set forth in Section 1 of the Financing Agreement shall be amended and replaced in its entirety by the following:

      REVENUE IN EXCESS OF BILLING LOAN CAP shall mean $3,500,000, from September 30, 2002 through and including December 31, 2002, $3,000,000 commencing January 1, 2002 through and including March 31, 2003, $2,500,000 commencing April 1, 2003 through and including June 30, 2003, $2,000,000 commencing July 1, 2003 through and including August 31, 2003, and $1,500,000 commencing September 1, 2003 and thereafter, provided, however that in the event that the sale of SASD is consummated, the definition of Revenue in Excess of Billing Loan Cap shall mean $0.

II. AMENDMENT TO REVOLVING LOANS. Upon the satisfaction of the conditions set forth herein, Paragraph 1 of Section 3 of the Financing Agreement shall be amended and replaced in its entirety by the following:

      1. CITBC agrees, subject to the terms and conditions of this Financing Agreement from time to time, and within x) the Availability and y) the Line of Credit, but subject to CITBC's right to make "overadvances", to make loans and advances to each of the Companies on a revolving basis (i.e. subject to the limitations set forth herein, the Companies may borrow, repay and re-borrow Revolving Loans). Such loans and advances to each Company shall be in amounts up to the sum of: a) outstanding Eligible Accounts Receivable of such Company multiplied by

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         the Accounts Receivable Advance Percentage, plus b) the lesser of (x)
         the Revenue in Excess of Billing Loan Cap and (y) outstanding Revenue in Excess of Billing of such Company multiplied by the Revenue in Excess of Billing Advance Percentage, plus c) the lesser of (x) the Inventory Loan Cap and (y) the aggregate value of Eligible Inventory of such Company as determined at the lower of cost or market multiplied by the Inventory Advance Percentage. Each request shall constitute, unless otherwise disclosed in writing to CITBC, a representation and warranty by the Companies that (i) after giving effect to the requested advance, no Default or Event of Default has occurred and (ii) such requested Revolving Loan is within the Line of Credit and Availability. All requests for loans and advances must be received by an officer of CITBC no later than 1:00 p.m., New York time, of the day on which such loans and advances are required. Should CITBC for any reason honor requests for advances in excess of the limitations set forth herein, such advances shall be considered "overadvances" and shall be made in CITBC's sole discretion, subject to any additional terms CITBC deems necessary.

III.  GENERAL TERMS.

      1.To the extent any of the terms and provision of the Financing Agreement and/or the Loan Documents conflict or are inconsistent with the terms hereof, the terms of this Amendment shall govern.

      2.The effectiveness of the modifications set forth in this Amendment is expressly conditioned upon:

         (e) receipt by CITBC of an executed counterpart of this Amendment executed by the Companies;

         (f) receipt by CITBC of payment in full of all fees and expenses of CITBC incurred in connection with this Amendment and Waiver; and

         (g) the receipt by CITBC of evidence satisfactory to CITBC, in its sole discretion, that Allied Capital Corporation has consented to the modifications set forth herein, as prescribed by the terms of the Intercreditor Agreement, on terms satisfactory to CITBC, in its sole discretion.

      4.This Amendment may be executed in two (2) or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one (1) agreement, and shall become effective when copies hereof which, when taken together, bear the original signatures of each of the parties hereto are delivered to CITBC.

Except as set forth herein no other amendment, waiver, consent or change in the terms or provisions of the Financing Agreement or any other Loan Document is intended or implied. By execution hereof, the Companies represent and warrant to CITBC that, except as disclosed to CITBC, no material adverse change has occurred in the financial condition, business, prospects, profits, operations or assets of the Companies. If the foregoing is in accordance with your understanding, please so indicate by signing and returning the enclosed copy of this Amendment.

                                    Very truly yours,

                                    THE CIT GROUP/BUSINESS CREDIT, INC.

                                    By: /s/ James Karnowski
                                        --------------------------------------

                                    Title: Vice President
                                           -----------------------------------


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AGREED:

SIMULA, INC.,
an Arizona corporation

By: /s/ John S. Hodgson
    --------------------------------
Title: Vice President and CFO
       -----------------------------


SAI CAPITAL CORP.,
an Arizona corporation

By: /s/ Benjamin G. Clark
    --------------------------------
Title: President
       -----------------------------


AI CAPITAL CORP.,
an Arizona corporation

By: /s/ Benjamin G. Clark
    --------------------------------
Title: President
       -----------------------------


SIMULA TRANSPORTATION EQUIPMENT CORPORATION, an Arizona corporation

By: /s/ Benjamin G. Clark
    --------------------------------
Title: President
       -----------------------------


INTERNATIONAL CENTER FOR
SAFETY EDUCATION, INC.,
an Arizona corporation

By: /s/ Benjamin G. Clark
    --------------------------------
Title: Secretary
       -----------------------------

SIMULA AUTOMOTIVE SAFETY
DEVICES, INC.,
an Arizona corporation

By: /s/ Benjamin G. Clark
    --------------------------------
Title: Secretary
       -----------------------------


SIMULA COMPOSITES CORPORATION,
an Arizona corporation

By: /s/ Benjamin G. Clark
    --------------------------------
Title: President
       -----------------------------

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SIMULA POLYMER SYSTEMS, INC.,
an Arizona corporation

By: /s/ Benjamin G. Clark
    --------------------------------
Title: Secretary
       -----------------------------


SIMULA SAFETY SYSTEMS, INC.,
an Arizona corporation

By: /s/ Benjamin G. Clark
    --------------------------------
Title: Assistant Secretary
       -----------------------------


SIMULA TECHNOLOGIES, INC.
an Arizona corporation

By: /s/ Benjamin G. Clark
    --------------------------------
Title: Secretary
       -----------------------------


SIMULA AUTOMOTIVE SAFETY
DEVICES, LIMITED,
an Arizona corporation

By: /s/ Benjamin G. Clark
    --------------------------------
Title: Secretary
       -----------------------------


CCEC CAPITAL CORP.,
an Arizona corporation

By: /s/ Benjamin G. Clark
    --------------------------------
Title: President
       -----------------------------

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